Exhibit 32.1

Certification

of

Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of VioQuest Pharmaceuticals, Inc. does hereby certify that:

(a) the Annual Report on Form 10-KSB/A of VioQuest Pharmaceuticals, Inc. for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of VioQuest Pharmaceuticals, Inc.

Date: July 27, 2005	By:	/s/ Daniel Greenleaf
Daniel Greenleaf
President & Chief Executive Officer